Exhibit 21.1

INDUS Realty Trust, Inc.

Subsidiaries

INDUS RT, LP—organized in Maryland

INDUS RT, LLC—organized in Maryland

INDT LLC—organized in Delaware

INDUS TRS LLC—organized in Delaware

INDUS Realty, LLC—organized in Connecticut

INDUS Development VI, LLC—organized in Connecticut

Tradeport Development I, LLC—organized in Connecticut

Tradeport Development II, LLC—organized in Connecticut

Tradeport Development III, LLC—organized in Connecticut

Tradeport Development IV, LLC—organized in Connecticut

Tradeport Development V, LLC—organized in Connecticut

Tradeport Development VI, LLC—organized in Connecticut

Tradeport Development VII, LLC—organized in Connecticut

825 Prospect Hill Road, LLC—organized in Connecticut

River Bend Holdings, LLC—organized in Connecticut

River Bend Development CT, LLC—organized in Connecticut

GLNCM, LLC—organized in Connecticut

RB Hoskins, LLC—organized in Connecticut

Riverbend Lehigh Valley Holdings I, LLC—organized in Delaware

Riverbend Lehigh Valley Holdings II, LLC—organized in Delaware

Riverbend Lehigh Valley Holdings III, LLC—organized in Delaware

Riverbend Lehigh Valley Holdings IV, LLC—organized in Delaware

Riverbend Lehigh Valley Holdings V, LLC—organized in Pennsylvania

INDUS Land Development MA, LLC—organized in Massachusetts

Riverbend Concord Properties I, LLC—organized in North Carolina

Riverbend Concord Properties II, LLC—organized in North Carolina

Riverbend Old Statesville, LLC—organized in North Carolina

Riverbend Charlotte Properties I, LLC—organized in North Carolina

Riverbend Charlotte Properties II, LLC—organized in North Carolina

Riverbend Hanover Properties I, LLC—organized in Pennsylvania

Riverbend Hanover Properties II, LLC—organized in Pennsylvania

Riverbend Crossings III Holdings, LLC—organized in Pennsylvania

Riverbend Bethlehem Holdings I, LLC—organized in Pennsylvania

Riverbend Bethlehem Holdings II, LLC—organized in Pennsylvania

Riverbend Allentown Properties I, LLC—organized in Pennsylvania

Riverbend Allentown Properties II, LLC—organized in Pennsylvania

Riverbend Allentown Properties III, LLC—organized in Pennsylvania

Riverbend Allentown Properties IV, LLC—organized in Pennsylvania

Riverbend Allentown Properties V, LLC—organized in Pennsylvania

Riverbend Allentown Properties VI, LLC—organized in Pennsylvania

Riverbend Allentown Properties VII, LLC—organized in Pennsylvania

Riverbend Allentown Properties VIII, LLC—organized in Pennsylvania

Riverbend Allentown Holdings I, LLC—organized in Pennsylvania

Riverbend Allentown Holdings II, LLC—organized in Pennsylvania

Riverbend Allentown Holdings III, LLC—organized in Pennsylvania

Riverbend Allentown Holdings IV, LLC—organized in Pennsylvania

Riverbend Upper Macungie Properties I, LLC—organized in Pennsylvania

Riverbend South Whitehall Properties I, LLC—organized in Pennsylvania

Riverbend Orlando Holdings I, LLC—organized in Florida

Riverbend Orlando Holdings III, LLC—organized in Florida

Riverbend Orlando Holdings IV, LLC—organized in Florida

Riverbend Orlando Holdings V, LLC—organized in Florida

Riverbend Orlando Holdings VI, LLC—organized in Florida

Riverbend Orlando Holdings VII, LLC—organized in Florida

Riverbend Lakeland Properties I, LLC—organized in Florida

Riverbend Palm Beach Holdings I, LLC—organized in Florida

Riverbend Charleston Properties I, LLC—organized in South Carolina

Riverbend Rock Hill Properties I, LLC—organized in South Carolina

Riverbend Rock Hill Properties II, LLC—organized in South Carolina

Riverbend Duncan Properties I, LLC—organized in South Carolina

Riverbend Nashville Properties I, LLC—organized in Tennessee